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                                                                Exhibit 10(x)(b)

                         [STERLING BANCORP LETTERHEAD]

                               February 26, 2001


Mr. John C. Millman, President
Sterling Bancorp
430 Park Avenue
New York, New York 10022

Dear Mr. Millman:

This will confirm the following amendments to your employment agreement, dated February 19, 1993 (as amended, February 14, 1995, February 8, 1996, February 28, 1997, February 19, 1998, May 22, 1998, March 9, 1999 and February 24, 2000),
with our Company:

     The date in the third line of Paragraph 1 (captioned "Term") is amended to December 31, 2003.

The foregoing amendment was recommended by the Compensation Committee and approved by the Board of Directors at its February 15, 2001 meeting.

Kindly sign and return the enclosed copy to the Company in order to confirm your understanding and acceptance of the foregoing amendment.

                                        Sincerely,

                                        STERLING BANCORP

                                        By /s/ Jerrold Gilbert
                                           ---------------------------
                                           Executive Vice President

Agreed:

/s/ John C. Millman
-------------------
  John C. Millman